                                                 Registration File No.: 2-66269

DEAN WITTER AMERICAN VALUE FUND
LETTER TO THE SHAREHOLDERS December 31, 1996

                              Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

The stock market soared to new highs during Dean Witter American Value Fund's fiscal year ended December 31, 1996. Large-capitalization stocks led the way and outperformed small caps by a wide margin, with the Dow Jones Industrial Average gaining 28.91 percent while the Russell 2000 trailed with a 21.37 percent gain. The Fund maintained a relatively conservative position during the year, causing it to underperform its benchmark.

PERFORMANCE AND PORTFOLIO

For the fiscal year ended December 31, 1996, the Fund produced a total return of 10.53 percent compared to 22.95 percent for the broad-based Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 17.48 percent for the average fund in the Lipper Growth Funds Index. The accompanying chart illustrates the performance of a $10,000 investment in the Fund for the 10 years ended December 31, 1996, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Growth Funds Index.

POSITIONING OF THE FUND

Dean Witter American Value Fund was positioned for slow economic growth through much of the year, remaining equally weighted in steady growth stocks and cyclical stocks. However, during the spring and summer, many economic indicators led us to believe that corporate earnings would be flat to down for 1996. Economic growth began to decelerate while wages and raw material prices for energy and grain rose. Based on that data we took, as it turned out, an overly defensive position with the portfolio during mid-summer.

Since then, we have returned to overweighting investments in those sectors of the market that should achieve relative earnings outperformance, based upon both near-term considerations and long-term trends. The first of these sectors is technology, which currently makes up about one-third of

DEAN WITTER AMERICAN VALUE FUND
LETTER TO THE SHAREHOLDERS December 31, 1996, continued

the portfolio. It is likely that the industrialized nations will continue to invest heavily in technology in order to compete effectively with low-wage, emerging markets. The emerging markets, in order to compete globally, are investing heavily in technologies such as basic phone service and computing capacity. Our technology holdings are concentrated in PC-related, networking-and semiconductor-related companies. Holdings in this sector currently include Intel Corp., Microsoft Corp., Seagate Technology, Inc. and Cisco Systems, Inc.



DEAN WITTER AMERICAN VALUE FUND

                               GROWTH OF $10,000

      DATE                  TOTAL             S&P 500              LIPPER
===============================================================================
December 31, 1986           $10,000           $10,000              $10,000
===============================================================================
December 31, 1987           $10,284           $10,525              $11,931
===============================================================================
December 31, 1988           $11,399           $12,267              $13,619
===============================================================================
December 31, 1989           $14,293           $16,148              $17,363
===============================================================================
December 31, 1990           $11,164           $15,649              $16,423
===============================================================================
December 31, 1991           $22,133           $20,408              $22,271
===============================================================================
December 31, 1992           $22,983           $21,961              $23,971
-------------------------------------------------------------------------------
December 31, 1993           $27,281           $24,170              $26,842
-------------------------------------------------------------------------------
December 31, 1994           $25,439           $22,489              $26,420
-------------------------------------------------------------------------------
December 31, 1995           $36,175           $33,683              $34,899
-------------------------------------------------------------------------------
December 31, 1996           $39,986(3)        $41,412              $35,810
===============================================================================

                          AVERAGE ANNUAL TOTAL RETURNS
                            1 YEAR 5 YEARS 10 YEARS
          ========================================================
             10.53(1)            12.56(1)             14.87(1)
          --------------------------------------------------------
              5.56(2)            12.31(2)             14.87(2)
          ========================================================

         ==========================================================
                  Fund          S&P 500 (4)           Lipper IX (5)
         --------       -------               -------
         ==========================================================

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, 10 years-0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value assuming a complete redemption on December 31, 1996.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.


We are also focused on the aging of the baby boom generation. As this large segment of the population approaches retirement, they are likely to intensify their savings efforts to supplement any Medicare or social security payments that they may receive. This should benefit the brokerage, life insurance and banking industries. Holdings in financial services include SunAmerica Inc., a leader in annuities. Increasingly, the Fund is gaining exposure to banks like NationsBank Corp., which is building its asset management business, and like Citicorp, which maintains a major global presence. Health care industries such as drugs, biotechnology and medical devices also benefit from an aging population. Health care holdings currently include Lilly (Eli) & Co., Bristol Myers Squibb Co., Centocor, Inc. and Medtronic, Inc.

Finally, industries that export goods to developing markets are expected to benefit from continued strong economic growth in those regions. Primary industry beneficiaries include aerospace, oil equipment, agriculture related and consumer goods. Holdings currently include Boeing Co. in aerospace, Schlumberger, Ltd. in oil well equipment, Monsanto Co. in agriculture and Avon Products, Inc. in consumer goods.

Energy has been market weighted in the portfolio for most of the year with a concentration in drilling and

DEAN WITTER AMERICAN VALUE FUND
LETTER TO THE SHAREHOLDERS December 31, 1996, continued

oil service stocks. This is atypical for the Fund but, when it became clear that the oil and gas companies were entering a new phase of capital spending that would continue in 1997 (even if oil prices were to sink to $19 to $20 a barrel), we began to build our positions during the first quarter of 1996. Again, volume growth should remain resilient boosted by accelerating demand from developing countries undergoing industrialization and national standard of living improvements.

During August of the Fund's fiscal year, Dean Witter American Value Fund received a prestigious distinction. It was chosen for the Forbes Honor Roll, which highlights a small number of funds based on 1) performance, 2) preservation of capital and 3) continuity of management. The funds honored by Forbes have shown that they can provide good performance not only in up markets, but in down markets as well.

LOOKING AHEAD

We expect the world economy to continue to grow moderately in 1997. Modest earnings growth of approximately 8 percent and relatively stable inflation should continue to drive the markets higher. We will continue to focus on those sectors expected to have relative earnings outperformance such as technology and health care, and interest-rate sensitive and export-related industries.

We appreciate your support of the Dean Witter American Value Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1996

NUMBER OF
 SHARES                                                                VALUE
-------------------------------------------------------------------------------
               COMMON STOCKS (92.8%)
               Agriculture Related (4.7%)
  685,000      Archer-Daniels-Midland Co.  .....................  $ 15,070,000
               Dekalb Genetics Corp.
  196,400       (Class B)  .....................................     9,967,300
  315,000      Delta & Pine Land Co.  ..........................    10,080,000
  270,000      IMC Global, Inc.  ...............................    10,563,750
1,230,000      Monsanto Co.  ...................................    47,816,250
   85,000      Mycogen Corp.*  .................................     1,785,000
  437,000      Pioneer Hi-Bred
                 International, Inc.  ..........................    30,590,000
  150,000      Potash Corp. of
                 Saskatchewan, Inc.
                 (Canada)  .....................................    12,750,000
  200,000      Tyson Foods, Inc. (Class A)  ....................     6,825,000
                                                                 -------------
                                                                   145,447,300
                                                                 -------------
               Apparel & Footwear (0.9%)
  274,300      Jones Apparel Group, Inc.*  .....................    10,251,962
  400,000      Reebok International Ltd.
                 (United Kingdom)  .............................    16,800,000
                                                                 -------------
                                                                    27,051,962
                                                                 -------------
               Auto Related (0.8%)
  450,000      General Motors Corp.  ...........................    25,087,500
                                                                 -------------
               Banks (7.8%)
  445,000      Bank of Boston Corp.  ...........................    28,591,250
  340,000      BankAmerica Corp.  ..............................    33,915,000
  370,000      Chase Manhattan Corp.  ..........................    33,022,500
  378,000      Citicorp  .......................................    38,934,000
  450,000      First Chicago NBD Corp.  ........................    24,187,500
  482,700      Mellon Bank Corp.  ..............................    34,271,700
  350,000      NationsBank Corp.  ..............................    34,212,500
  400,000      PNC Bank Corp.  .................................    15,050,000
                                                                 -------------
                                                                   242,184,450
                                                                 -------------
               Basic Cyclicals (1.9%)
  250,000      Aluminum Co. of America  ........................    15,937,500
  200,000      Crown Cork & Seal Co., Inc.  ....................    10,875,000
  185,000      Du Pont (E.I.) de Nemours &  Co.  ...............    17,459,375
  200,000      RMI Titanium Co.*  ..............................     5,625,000
  300,000      Titanium Metals Corp.*  .........................     9,787,500
                                                                 -------------
                                                                    59,684,375
                                                                 -------------
               Biotechnology (3.5%)
  513,000      Biochem Pharma, Inc.*  ..........................  $ 25,585,875
  875,000      Biogen, Inc.*  ..................................    33,687,500
1,251,000      Centocor, Inc.*  ................................    44,723,250
  124,500      IDEC Pharmaceuticals Corp.*                           2,941,312
                                                                 -------------
                                                                   106,937,937
                                                                 -------------
               Capital Goods (3.2%)
  417,000      Boeing Co.  .....................................    44,358,375
  450,000      Honeywell, Inc.  ................................    29,587,500
  405,000      United Technologies Corp.  ......................    26,730,000
                                                                 -------------
                                                                   100,675,875
                                                                 -------------
               Communications Equipment (7.4%)
  400,000      3Com Corp.*  ....................................    29,300,000
  158,000      ADC Telecommunications,  Inc.*  .................     4,898,000
  246,500      Adtran, Inc.*  ..................................    10,229,750
   14,800      Advanced Fibre  Communications, Inc.*  ..........       823,250
  395,000      Andrew Corp.*  ..................................    20,935,000
  150,000      Ascend Communications,  Inc.*  ..................     9,300,000
  585,000      Cisco Systems, Inc.*  ...........................    37,220,625
  700,000      Ericsson (L.M.) Telephone
                 Co. (Class B) (ADR)
                 (Sweden)  .....................................    21,087,500
  545,000      Lucent Technologies, Inc.  ......................    25,206,250
  465,000      Newbridge Networks Corp.*  (Canada)  ............    13,136,250
  720,000      Pairgain Technologies, Inc.*  ...................    21,870,000
  330,000      Tellabs, Inc.*  .................................    12,416,250
  235,000      U.S. Robotics Corp.*  ...........................    16,920,000
  100,000      Uniphase Corp.*  ................................     5,250,000
                                                                 -------------
                                                                   228,592,875
                                                                 -------------

               Computer Equipment (5.9%)
  435,000      COMPAQ Computer Corp.*  .........................    32,298,750
  942,000      Dell Computer Corp.*  ...........................    50,043,750
1,200,000      EMC Corp.*  .....................................    39,750,000
  200,000      Gateway 2000, Inc.*  ............................    10,700,000
  170,000      Quantum Corp.*  .................................     4,823,750
  900,000      Seagate Technology, Inc.*  ......................    35,550,000
  150,000      Western Digital Corp.*  .........................     8,531,250
                                                                 -------------
                                                                   181,697,500
                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

NUMBER OF
 SHARES                                                                VALUE
-------------------------------------------------------------------------------
               Computer Services (1.3%)
  350,000      Gartner Group, Inc.
                 (Class A)*  ...................................  $ 13,606,250
  200,000      Keane, Inc.*  ...................................     6,350,000
  111,000      Reuters Holdings PLC (ADR)
                 (United Kingdom)  .............................     8,491,500
  215,000      Transaction Systems
                 Architects, Inc. (Class A)*  ..................     7,041,250
  200,000      Vanstar Corp.*  .................................     4,900,000
                                                                 -------------
                                                                    40,389,000
                                                                 -------------
               Computer Software (5.0%)
  350,000      BMC Software, Inc.*  ............................    14,481,250
  255,000      Computer Associates
                 International, Inc.  ..........................    12,686,250
   75,000      Learning Tree International,  Inc.*  ............     2,193,750
  890,000      Microsoft Corp.*  ...............................    73,536,250
   50,000      Parametric Technology  Corp.*  ..................     2,568,750
  600,000      Peoplesoft, Inc.*  ..............................    28,725,000
  284,900      Rational Software Corp.*  .......................    11,182,325
  160,000      Veritas Software Co.*  ..........................     7,880,000
                                                                 -------------
                                                                   153,253,575
                                                                 -------------
               Consumer - Noncyclical (1.4%)
  344,600      Avon Products, Inc.  ............................    19,685,275
  150,000      Colgate-Palmolive Co.  ..........................    13,837,500
   10,200      Nu Skin Asia Pacific Inc.
                 (Class A)*  ...................................       314,925
  100,000      Procter & Gamble Co.  ...........................    10,750,000
                                                                 -------------
                                                                    44,587,700
                                                                 -------------
               Consumer Business Services (1.6%)
   44,200      BA Merchant Services, Inc.
                 (Class A)*  ...................................       790,075
  120,000      Computer Sciences Corp.*  .......................     9,855,000
  300,000      Diebold, Inc.  ..................................    18,862,500
  290,400      National Education Corp.*  ......................     4,428,600
  580,000      Service Corp. International  ....................    16,240,000
                                                                 -------------
                                                                    50,176,175
                                                                 -------------
               Consumer Products (1.1%)
  261,000      Callaway Golf Company  ..........................     7,503,750
  340,000      Kroger Co.*  ....................................    15,810,000
  280,000      Safeway, Inc.*  .................................    11,970,000
                                                                 -------------
                                                                    35,283,750
                                                                 -------------
               Drugs (4.2%)
  380,000      Bristol-Myers Squibb Co.  .......................  $ 41,325,000
  373,300      Dura Pharmaceuticals, Inc.*  ....................    17,778,412
  530,000      Lilly (Eli) & Co.  ..............................    38,690,000
  415,000      Warner-Lambert Co.  .............................    31,125,000
                                                                 -------------
                                                                   128,918,412
                                                                 -------------
               Energy (8.7%)
  345,000      Apache Corp.  ...................................    12,204,375
  600,000      Baker Hughes, Inc.  .............................    20,700,000
  150,800      BJ Services Co.*  ...............................     7,690,800
  240,000      British Petroleum Co. PLC
                 (ADR) (United Kingdom)  .......................    33,930,000
  290,000      Chesapeake Energy Corp.*  .......................    16,131,250
   60,000      Cooper Cameron Corp.*  ..........................     4,590,000
  303,400      Diamond Offshore Drilling,  Inc.*  ..............    17,293,800
  100,000      ENSCO International, Inc.*  .....................     4,850,000
  440,000      Global Marine, Inc.*  ...........................     9,075,000
  294,000      Louisiana Land &  Exploration Co.  ..............    15,765,750
   69,000      Marine Drilling Company,  Inc.*  ................     1,354,125
  400,000      Noble Drilling Corp.*  ..........................     7,950,000
  530,000      Reading & Bates Corp.*  .........................    14,045,000
  150,000      Rowan Companies, Inc.*  .........................     3,393,750
  370,000      Schlumberger, Ltd.  .............................    36,953,750
  242,000      Smith International, Inc.*  .....................    10,859,750
  155,000      Texaco, Inc.  ...................................    15,209,375
  250,000      Transocean Offshore, Inc.  ......................    15,656,250
  350,000      Unocal Corp.  ...................................    14,218,750
  120,000      Western Atlas, Inc.*  ...........................     8,505,000
                                                                 -------------
                                                                   270,376,725
                                                                 -------------

               Entertainment/Gaming & Lodging (2.8%)
  240,000      HFS, Inc.*  .....................................    14,340,000
  950,000      Hilton Hotels Corp.  ............................    24,818,750
  482,000      International Game  Technology  .................     8,796,500
  534,700      MGM Grand, Inc.*  ...............................    18,647,663
  800,000      Mirage Resorts, Inc.*  ..........................    17,300,000
  280,000      Sodak Gaming, Inc.*  ............................     4,200,000
                                                                 -------------
                                                                    88,102,913
                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

NUMBER OF
 SHARES                                                                VALUE
-------------------------------------------------------------------------------
               Financial - Miscellaneous (8.3%)
  300,000      American Express Co.  ...........................  $ 16,950,000
  246,000      Countrywide Credit  Industries, Inc.  ...........     7,041,750
  137,700      Crescent Real Estate  Equities, Inc.  ...........     7,263,675
  355,000      Federal Home Loan  Mortgage Corp.  ..............    39,094,375
1,100,000      Federal National Mortgage  Assoc.  ..............    40,975,000
  870,000      Lehman Brothers Holdings,  Inc.  ................    27,296,250
  665,000      Merrill Lynch & Co., Inc.  ......................    54,197,500
  150,000      MGIC Investment Corp.  ..........................    11,400,000
  625,000      Morgan Stanley Group, Inc.  .....................    35,703,125
  570,000      Paine Webber Group Inc.  ........................    16,031,250
   41,000      PMI Group, Inc.  ................................     2,270,375
                                                                 -------------
                                                                   258,223,300
                                                                 -------------
               Healthcare Products & Services (0.7%)
  720,000      Health Management  Associates, Inc.
                 (Class A)*  ...................................    16,200,000
   26,500      PhyCor, Inc.*  ..................................       745,313
   73,700      Shared Medical Systems  Corp.  ..................     3,620,513
                                                                 -------------
                                                                    20,565,826
                                                                 -------------
               Insurance (3.4%)
  100,000      Ace, Ltd. (Bermuda)  ............................     6,012,500
  400,000      Allstate Corp.  .................................    23,150,000
  555,000      Conseco Inc.  ...................................    35,381,250
  190,200      Exel Ltd. (Bermuda)  ............................     7,203,825
  360,000      SunAmerica Inc.  ................................    15,975,000
  400,000      Travelers Group, Inc.  ..........................    18,150,000
                                                                 -------------
                                                                   105,872,575
                                                                 -------------
               Internet (1.0%)
  670,000      America Online, Inc.*  ..........................    22,277,500
  107,000      Netscape Communications  Corp.*  ................     6,072,250
   96,000      Security Dynamics  Technologies, Inc.*  .........     3,012,000
                                                                 -------------
                                                                    31,361,750
                                                                 -------------
               Media Group (2.4%)
   38,000      Chancellor Broadcasting Co.  (Class A)*  ........       893,000
  401,400      Clear Channel  Communications, Inc.*  ...........    14,500,575
  425,000      Evergreen Media Corp.  (Class A)*  ..............  $ 10,518,750
  509,000      Infinity Broadcasting Corp.  (Class A)*  ........    17,115,125
  469,000      Lin Television Corp.*  ..........................    19,698,000
    5,000      Telemundo Group, Inc.  (Class A)*  ..............       143,125
  325,600      Univision Communications,  Inc. (Class A)*  .....    12,047,200
                                                                 -------------
                                                                    74,915,775
                                                                 -------------
               Medical Supplies (1.9%)
  395,000      Boston Scientific Corp.*  .......................    23,700,000
  305,000      Guidant Corp.  ..................................    17,385,000
  257,200      Medtronic, Inc.  ................................    17,489,600
                                                                 -------------
                                                                    58,574,600
                                                                 -------------
               Restaurants (0.9%)
  400,000      Boston Chicken, Inc.*  ..........................    14,300,000
  440,000      Starbucks Corp.*  ...............................    12,540,000
                                                                 -------------
                                                                    26,840,000
                                                                 -------------
               Retail (3.2%)
  700,000      Dayton-Hudson Corp.  ............................    27,475,000
   51,600      Eagle Hardware & Garden,  Inc.*  ................     1,064,250
  325,000      Federated Department  Stores, Inc.*  ............    11,090,625
  100,000      Gucci Group NV (Italy)  .........................     6,387,500
  450,000      Home Depot, Inc.  ...............................    22,556,250
  710,000      Price/Costco, Inc.*  ............................    17,838,750
  340,000      Tiffany & Co.  ..................................    12,452,500
                                                                 -------------
                                                                    98,864,875
                                                                 -------------

               Semiconductors (8.5%)
  460,000      Altera Corp.*  ..................................    33,407,500
  500,000      Analog Devices, Inc.*  ..........................    16,937,500
  700,000      Applied Materials, Inc.*  .......................    25,112,500
  300,000      Atmel Corp.*  ...................................     9,937,500
  385,000      Intel Corp.  ....................................    50,386,875
  700,000      KLA Instruments Corp.*  .........................    24,762,500
  657,000      Maxim Integrated Products,  Inc.*  ..............    28,415,250
  445,000      Microchip Technology, Inc.*  ....................    22,583,750
  865,000      Micron Technology, Inc.  ........................    25,193,125
  200,000      Novellus Systems, Inc.*  ........................    10,825,000
  150,000      Tencor Instruments*  ............................     3,956,250
  250,000      Vitesse Semiconductor  Corp.*  ..................    11,375,000
                                                                 -------------
                                                                   262,892,750
                                                                 -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

NUMBER OF
 SHARES                                                                VALUE
-------------------------------------------------------------------------------
               Telecommunications (0.2%)
  200,000      Teleport Communications
                 Group Inc. (Class A)*  ........................  $  6,075,536
                                                                 -------------
               Transportation (0.1%)
  243,600      OMI Corp.*  .....................................     2,131,500
   46,000      Teekay Shipping Corp.  ..........................     1,506,500
                                                                 -------------
                                                                     3,638,000
                                                                 -------------
               TOTAL COMMON STOCKS
               (Identified Cost $2,607,849,373)                  2,876,273,011
                                                                 -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             U.S. GOVERNMENT OBLIGATIONS (2.9%)
 $277,000    U.S. Treasury Strip
               0.00% due 05/15/19  .............................    59,926,180
  140,000    U.S. Treasury Strip
               0.00% due 08/15/19  .............................    29,772,400
                                                                 -------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Identified Cost $88,481,454)  ....................    89,698,580
                                                                 -------------
             SHORT-TERM INVESTMENTS (3.6%)
             U.S. GOVERNMENT AGENCY (a) (3.2%)
  100,000    Federal Home Loan Bank
               6.50% due 01/02/97
               (Amortized cost
               $99,981,945)  ...................................    99,981,945
                                                                 -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                             VALUE
-------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (0.4%)
 $10,736     The Bank of New York
               5.375% due 01/02/97
               (dated 12/31/96; proceeds
               $10,739,434; collateralized
               by $10,959,010
               U.S. Treasury Note
               5.375% due 05/31/98
               valued at $10,950,953)
               (Identified Cost
               $10,736,228)  ...................................  $ 10,736,228
                                                                 -------------
             TOTAL SHORT-TERM
             INVESTMENTS
             (Identified Cost $110,718,173)                        110,718,173
                                                                 -------------

TOTAL INVESTMENTS
(Identified Cost $2,807,049,000) (b)                  99.3%      3,076,689,764

OTHER ASSETS IN EXCESS OF
LIABILITIES ........................                   0.7          22,160,719
                                                     -----      --------------
NET ASSETS .........................                 100.0%     $3,098,850,483
                                                     =====      ==============

--------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $332,910,220 and the aggregate gross unrealized depreciation is $63,269,456, resulting in net unrealized appreciation of $269,640,764.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
Investments in securities, at value
 (identified cost $2,807,049,000) .........  $3,076,689,764
Receivable for:
 Investments sold .........................      34,934,696
 Shares of beneficial interest sold  ......       4,923,729
 Dividends ................................       1,113,675
 Foreign withholding taxes reclaimed  .....           7,459
 Interest .................................           1,611
Prepaid expenses and other assets  ........          49,231
                                             --------------
  TOTAL ASSETS ............................   3,117,720,165
                                             --------------
LIABILITIES:
Payable for:
 Investments purchased ....................      11,000,900
 Shares of beneficial interest repurchased        2,541,048
 Plan of distribution fee .................       2,394,402
 Investment management fee ................       1,378,857
 Distributions to shareholders ............         883,534
Accrued expenses ..........................         670,941
                                             --------------
  TOTAL LIABILITIES .......................      18,869,682
                                             --------------
NET ASSETS:
Paid-in-capital ...........................   2,712,418,934
Net unrealized appreciation ...............     269,640,764
Accumulated net investment loss ...........         (43,257)
Accumulated undistributed net realized
 gain .....................................     116,834,042
                                             --------------
  NET ASSETS ..............................  $3,098,850,483
                                             ==============
NET ASSET VALUE PER SHARE,
 114,750,518 shares outstanding (unlimited
 shares authorized of $.01 par value)  ....  $        27.01
                                             ==============


STATEMENT OF OPERATIONS
For the year ended December 31, 1996

NET INVESTMENT INCOME:

INCOME
Dividends (net of $154,587 foreign
 withholding tax) .....................  $ 21,737,318
Interest ..............................    11,658,199
                                        -------------
  TOTAL INCOME ........................    33,395,517
                                        -------------
EXPENSES
Plan of distribution fee ..............    24,339,469
Investment management fee .............    14,111,045
Transfer agent fees and expenses  .....     3,046,573
Registration fees .....................       328,344
Custodian fees ........................       321,785
Shareholder reports and notices  ......       166,570
Professional fees .....................        54,714
Trustees' fees and expenses ...........        37,971
Other .................................        30,422
                                        -------------
  TOTAL EXPENSES ......................    42,436,893
                                        -------------
  NET INVESTMENT LOSS .................    (9,041,376)
                                        -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .....................   275,397,900
Net change in unrealized appreciation      13,163,448
                                        -------------
  NET GAIN ............................   288,561,348
                                        -------------
NET INCREASE ..........................  $279,519,972
                                        =============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR       FOR THE YEAR
                                                              ENDED              ENDED
                                                        DECEMBER 31, 1996  DECEMBER 31, 1995
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss) ..........................   $   (9,041,376)    $    1,115,260
Net realized gain .....................................      275,397,900        449,119,481
Net change in unrealized appreciation .................       13,163,448        204,343,705
                                                          --------------     --------------
  NET INCREASE ........................................      279,519,972        654,578,446
                                                          --------------     --------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................       (1,126,313)          (193,886)
Net realized gain .....................................     (299,891,577)      (231,910,868)
                                                          --------------     --------------
  TOTAL ...............................................     (301,017,890)      (232,104,754)
                                                          --------------     --------------
Net increase from transactions in shares of beneficial
 interest .............................................      731,461,022        476,459,623
                                                          --------------     --------------
  NET INCREASE ........................................      709,963,104        898,933,315
NET ASSETS:
Beginning of period ...................................    2,388,887,379      1,489,954,064
                                                          --------------     --------------
  END OF PERIOD
  (Including a net investment loss of $43,257 and
  undistributed net investment income of $1,103,834,
  respectively) .......................................   $3,098,850,483     $2,388,887,379
                                                          ==============     ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1996

1. Organization and Accounting Policies

Dean Witter American Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1996, continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million. Effective May 1, 1996, the annual rate was reduced to 0.475% of net assets in excess of $2.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1996, continued

monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the implementation of the Plan on April 30, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets attributable to shares issued, net of related shares redeemed since implementation of the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including, overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, total $71,290,842 at December 31, 1996.

The Distributor has informed the Fund that for the year ended December 31, 1996, it received approximately $3,792,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1996 aggregated $7,759,136,387 and $7,369,697,616, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $374,755,316 and $654,246,740, respectively.

DEAN WITTER AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS December 31, 1996, continued

For the year ended December 31, 1996, the Fund incurred $902,407 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At December 31, 1996, the Fund's receivable for investments sold included unsettled trades with DWR of $10,424,494.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $295,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $21,704. At December 31, 1996, the Fund had an accrued pension liability of $40,889 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                             FOR THE YEAR                    FOR THE YEAR
                                                                ENDED                            ENDED
                                                          DECEMBER 31, 1996                DECEMBER 31, 1995
                                                    ------------------------------  -------------------------------
                                                        SHARES          AMOUNT          SHARES          AMOUNT
                                                    --------------  --------------  --------------  ---------------
Sold ..............................................    36,925,212   $1,016,961,498     27,784,767     $ 726,405,402
Reinvestment of dividends and distributions .......    10,599,054      286,147,878      8,258,700       219,428,179
                                                    --------------  --------------  --------------  ---------------
                                                       47,524,266    1,303,109,376     36,043,467       945,833,581
Repurchased .......................................   (20,736,856)    (571,648,354)   (18,333,417)     (469,373,958)
                                                    --------------  --------------  --------------  ---------------
Net increase ......................................    26,787,410   $  731,461,022     17,710,050     $ 476,459,623
                                                    ==============  ==============  ==============  ===============

6. FEDERAL INCOME TAX STATUS

As of December 31, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the year ended December 31, 1996, paid-in-capital was charged $76,526, accumulated net realized gain was charged $8,944,072 and accumulated net investment loss was credited $9,020,598.

DEAN WITTER AMERICAN VALUE FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                    FOR THE YEAR ENDED DECEMBER 31,
                              -----------------------------------------
                                 1996       1995      1994       1993
-----------------------------------------------------------------------
PER SHARE
OPERATING PERFORMANCE:
Net asset value,
 beginning of period ........   $27.16     $21.21    $23.10     $20.93
                              ---------  --------  ---------  ---------
Net investment income
 (loss) .....................    (0.08)      0.01      --        (0.09)
Net realized and
 unrealized gain (loss)  ....     2.86       8.87     (1.57)      3.94
                              ---------  --------  ---------  ---------
Total from investment
 operations .................     2.78       8.88     (1.57)      3.85
                              ---------  --------  ---------  ---------
Less dividends and
 distributions from:
  Net investment income  ....    (0.01)      --        --        (0.01)
  Net realized gain .........    (2.92)     (2.93)    (0.32)     (1.67)
  Paid-in-capital ...........     --         --        --         --
                              ---------  --------  ---------  ---------
Total dividends and
 distributions ..............    (2.93)     (2.93)    (0.32)     (1.68)
                              ---------  --------  ---------  ---------
Net asset value,
 end of period ..............   $27.01     $27.16    $21.21     $23.10
                              =========  ========  =========  =========
TOTAL INVESTMENT RETURN+         10.53%     42.20%    (6.75)%    18.70%
RATIOS TO
AVERAGE NET ASSETS:
Expenses ....................     1.53%      1.61%     1.71%      1.61%
Net investment income (loss)     (0.33)%     0.06%     0.01%     (0.59)%
SUPPLEMENTAL DATA:
Net assets, end of period,
 (in millions) ..............   $3,099     $2,389    $1,490     $1,218
Portfolio turnover rate  ....      279%       256%      295%       276%
Average commission rate paid   $0.0590         --        --         --

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                1992      1991      1990       1989      1988      1987
-----------------------------------------------------------------------------------------
PER SHARE
OPERATING PERFORMANCE:
Net asset value,
 beginning of period ........  $20.66    $14.39     $14.81    $13.19     $12.21   $12.64
                              --------  --------  ---------  --------  --------  --------
Net investment income
 (loss) .....................    0.03      0.05       0.24      0.34       0.29     0.19
Net realized and
 unrealized gain (loss)  ....    0.71      7.90      (0.38)     2.99       1.03     0.20
                              --------  --------  ---------  --------  --------  --------
Total from investment
 operations .................    0.74      7.95      (0.14)     3.33       1.32     0.39
                              --------  --------  ---------  --------  --------  --------
Less dividends and
 distributions from:
  Net investment income  ....   (0.03)    (0.03)     (0.28)    (0.32)     (0.33)   (0.23)
  Net realized gain .........   (0.44)    (1.65)      --       (1.39)      --      (0.59)
  Paid-in-capital ...........    --        --         --        --        (0.01)    --
                              --------  --------  ---------  --------  --------  --------
Total dividends and
 distributions ..............   (0.47)    (1.68)     (0.28)    (1.71)     (0.34)   (0.82)
                              --------  --------  ---------  --------  --------  --------
Net asset value,
 end of period ..............  $20.93    $20.66     $14.39    $14.81     $13.19   $12.21
                              ========  ========  =========  ========  ========  ========
TOTAL INVESTMENT RETURN+         3.84%    56.26%     (0.90)%   25.39%     10.84%    2.84%
RATIOS TO
AVERAGE NET ASSETS:
Expenses ....................    1.72%     1.58%      1.70%     1.66%      1.78%    1.62%
Net investment income (loss)     0.18%     0.29%      1.67%     2.23%      2.15%    1.42%
SUPPLEMENTAL DATA:
Net assets, end of period,
 (in millions) ..............  $  459    $  227     $   89    $  100     $   90   $  109
Portfolio turnover rate  ....     305%      264%       234%      196%       133%     203%
Average commission rate paid       --        --         --        --         --       --

--------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER AMERICAN VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter American Value Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 6, 1997

                      1996 FEDERAL TAX NOTICE (unaudited)

       During the year ended December 31, 1996, the Fund paid to its shareholders $0.75 per share from long-term capital gains. For such period, 6.97% of the income paid qualified for the dividends received deduction available to corporations.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Anita H. Kolleeny
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
AMERCIAN
VALUE FUND

Annual Report
December 31, 1996